SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    Form 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                January 14, 2004
                        (Date of earliest event reported)


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                        STANDARD MICROSYSTEMS CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                        0-7422               11-2234952
 (State or other jurisdiction of      (Commission File      (I.R.S. Employer
  incorporation or organization)           Number)           Identification No.)



                   80 Arkay Drive, Hauppauge, New York    11788
               (Address of principal executive offices) (Zip Code)


                                 (631) 435-6000
              (Registrant's telephone number, including area code)


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

Item 5.   Other Events

          On January 14, 2004, Standard Microsystems Corporation announced that it has purchased the minority interest in SMSC Japan from Sumitomo Metal Industries, Ltd. The associated press release is attached as exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

          (c) Exhibits

          The following exhibit is filed as part of this report:

          Exhibit No.     Description of Exhibit
          -----------     ----------------------

          99.1            Press Release, dated January 14, 2004


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                                    SIGNATURES
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Pursuant to the requirements of Section 13 or 15 (d) of the Securities  Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                              STANDARD MICROSYSTEMS CORPORATION

                                        (Registrant)


Date:  January 14, 2004          By:  /s/ ANDREW M. CAGGIA
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                                      Andrew M. Caggia
                                      Senior Vice President - Finance
                                      Chief Financial Officer and Director


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                                  Exhibit Index



Exhibit No.    Description
-----------    -----------

99.1           Press release dated January 14, 2004